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February 25, 2001





Dear American Family Customer:

As a valued American Family Variable Universal Life policy owner, I am pleased to provide you with the annual fund reports for the investment options offered by your American Family policy. These reports provide an update on each portfolio's performance as of December 31, 2001. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call your American Family agent or our Administrative Service Center toll-free, at (888) 428-5433.

We appreciate and value your business and look forward to serving you again in the future.

Sincerely,


/s/ David R. Anderson

David R. Anderson
President and Chief Operating Officer